Exhibit 99.3

AxoGen, Inc. Announces Closing of Public Offering of Common Stock

ALACHUA, FL — May 14, 2018 — AxoGen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerves, today announced the closing of its previously announced underwritten public offering of 3,450,000 shares of its common stock, at a price to the public of $41.00 per share. The number of shares sold by AxoGen includes an aggregate of 450,000 shares of common stock offered and sold pursuant to an option granted to the underwriters that was exercised in full. The total net proceeds from the offering for AxoGen are estimated to be approximately  $132,463,000, after deducting underwriting discounts and commissions and other estimated offering expenses payable by AxoGen. AxoGen intends to use the net proceeds from the offering for long term facility and capacity expansion and general corporate purposes.

Jefferies LLC and Leerink Partners LLC acted as joint book-running managers for the offering. William Blair & Company, L.L.C and JMP Securities LLC acted as co-managers.

The offering was made pursuant to a shelf registration statement on Form S-3 that AxoGen filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 7, 2018 and that became effective upon filing. A final prospectus supplement describing the terms of the offering has been filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectuses relating to the offering may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by email at Prospectus_Department@Jefferies.com, or by telephone at 877-821-7388 and Leerink Partners LLC, Attention: Syndicate Department, One Federal Street, 37th Floor, Boston, MA, 02110, by email at syndicate@leerink.com, or by telephone at (800) 808-7525, ext. 6132.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Cautionary Statements Concerning Forward-Looking Statements

This Press Release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or predictions of future conditions, events, or results based on various assumptions and management’s estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, statements regarding our assessment on our internal control over financial reporting, our growth, our 2018 guidance, product development, product potential, financial performance, sales growth, product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events. The forward-looking statements are subject to risks and uncertainties, which may cause results to differ materially from those set forth in the statements. Forward-looking statements in this release should be evaluated together with the many uncertainties that affect AxoGen’s business and its market, particularly those discussed in the risk factors and cautionary statements in AxoGen’s filings with the Securities and Exchange Commission. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by law, AxoGen assumes no responsibility to update any forward-looking statements, whether as a result of new information, future events, or otherwise.